Long-term Debt, current and non-current	12 Months Ended
Dec. 31, 2012
Long Term Debt [Abstract]
Long-term debt, current and non-current

6.       Long-Term Debt

The amounts of long-term debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	2012	2011
Royal Bank of Scotland - Revolving credit facility	$92,700	$-
Less related deferred financing costs	(794)	-
Total	$91,906	$-

DnB NOR Bank ASA: On July 7, 2010, Likiep and Orangina, entered into a loan agreement with DnB NOR Bank ASA to finance part of the acquisition cost of the vessels “Sagitta” and “Centaurus”, for an amount of up to $40,000.

In July 2010, the Company drew down $20,000 to finance part of the acquisition cost of the vessels “Sagitta” and “Centaurus” and $20,000 in February 2011. Each advance was repayable in 24 quarterly installments of $330 and a balloon of $12,080 payable together with the last installment. The loan bore interest at LIBOR plus a margin of 2.40% per annum and commitment fees of 0.96% per annum on the undrawn portion of the loan.

On May 4, 2011, Likiep, Orangina, Mili, Ralik and Ebon, entered into a loan agreement with DnB NOR Bank ASA for an amount of up to $85,000 to refinance the outstanding balance of the previous loan facility, to partly finance the cost of the vessels “Maersk Madrid”, “Maersk Merlion” and “Maersk Malacca” and for general working capital purposes. The loan was available in two tranches. Tranche 1 amounting to $65,000 was drawn down in May 2011 and would be repaid in 24 consecutive quarterly installments of approximately $1,140 each, plus a balloon installment of $37,640 that would be paid together with the last installment. Tranche 2 would be the lesser of 35% of the market value of each of the “Maersk Madrid”, “Maersk Merlion” and “Maersk Malacca” and $20,000 and would be repaid in 8 consecutive quarterly installments of $2,500 each. The loan bore interest at LIBOR plus a margin of 2.6% per annum.

Both loans were secured by a first preferred ship mortgage on the vessels, general assignments, charter assignments, operating account assignments, a corporate guarantee and manager's undertakings. The loans also included restrictions as to changes in management, ownership, additional indebtedness, minimum hull cover, consolidated leverage ratio and minimum liquidity. Furthermore, the Company was not permitted to pay any dividends that would result to an event of default.

On June 20, 2011, the Company prepaid in full the outstanding balance under the loan, amounting to $65,000 and the loan agreement was terminated. As a result of the extinguishment of both loans, the unamortized balance of the related finance costs, totaling to $642 was written-off to Interest and finance costs, in the accompanying consolidated statement of operations for the year ended 2011. The weighted average interest rate of the loan during 2011 and 2010 was 2.77% (including the original and the refinanced loans) and 2.82%, respectively.

The Royal Bank of Scotland plc.: On December 16, 2011, the Company entered into a revolving credit facility with the Royal Bank of Scotland plc (“RBS”), where the lenders have agreed to make available to it a revolving credit facility of up to $100,000 (which may be increased to $150,000 subject to further syndication) in order to refinance part of the acquisition cost of the vessels m/v “Sagitta” and m/v “Centaurus” and finance part of the acquisition costs of additional containerships (“Additional Ships”). During 2012, an amount of $92,700 was drawn down under the credit facility, leaving an unused amount at December 31, 2012 of $7,300. The Company pays commitment commissions of 0.99% on the available commitment.

The facility will be available for five years with the maximum available amount (the “Available Facility Limit”) reducing based on the age of the financed vessels and being assessed on a yearly basis, as well as, at the date in which the age of any Additional Ship exceeds the 20 years. In the event that the amounts outstanding at that time exceed the revised Available Facility Limit the Company shall repay such part of the loan that exceeds the Available Facility Limit. Based on the age of the currently financed vessels the full amount of the facility will be repaid at the end of its availability period on January 17, 2017.

The credit facility bears interest at Libor plus a margin of 2.75% and is secured by first priority mortgages over the financed fleet, general assignments of earnings, insurances and requisition compensation, specific assignments of any charters exceeding durations of twelve months, pledge of shares of the guarantors which will be the ship-owning companies of the mortgaged vessels, manager's undertakings and minimum security hull value depending on the average age of the mortgaged vessels. The credit facility also includes restrictions as to changes in management and employment of vessels, certain financial covenants and minimum cash of 10% of the drawings under the revolving facility, but not less than $5,000, to be held by the borrower. Furthermore, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants of the facility. The weighted average interest rate of the loan during 2012 was 3.07%.

During 2012, 2011, and 2010, total interest incurred on long-term debt amounted to $2,652, $551 and $274, respectively, and is included in Interest and finance costs in the accompanying consolidated statements of operations (Note 11). Commitment fees incurred during 2012, 2011 and 2010 amounted to $150, $282 and $96, respectively, and are included in Interest and finance costs in the accompanying consolidated statements of operations.